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                                                                   Exhibit 10.32

                                VOTING AGREEMENT
                                ----------------


          THIS AGREEMENT is made as of May 15, 1996, by and among Polymer Group, Inc., a Delaware corporation (the "Company"), The InterTech Group, Inc., a South Carolina corporation ("InterTech"), Golder, Thoma, Cressey Fund III Limited Partnership, an Illinois limited partnership ("GTC"), Jerry Zucker ("Zucker"), James G. Boyd ("Boyd"), FTG, Inc., a South Carolina corporation ("FTG"), Chase Manhattan Investment Holdings, Inc., a Delaware corporation ("Chase") and Leeway & Co. ("Leeway"). InterTech, GTC, Zucker, Boyd, FTG, Chase and Leeway are sometimes collectively referred to herein as the "Stockholders" and individually as a "Stockholder." Certain capitalized terms used herein are defined in paragraph 4 hereof.

          The Company and the Stockholders desire to enter into this Agreement for the purpose of establishing the composition of the Company's board of directors (the "Board").

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.  Board of Directors.

          (a) From and after the date hereof and until the provisions of this paragraph 1 cease to be effective, each Stockholder shall vote all of his or its Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his or its control (whether in the capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Board shall be established at seven directors;

               (ii)  the following persons shall be elected to the Board:

                     (A) the Chief Executive Officer of the Company;

                     (B) the Executive Vice President of the Company;

                     (C) two representatives designated by GTC (the "GTC Directors"); and
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                     (D) two representatives jointly selected by GTC and the ZB
          Group (based upon a vote of the holders of a majority of the Company's voting stock held by the ZB Group (the "Independent Directors")), provided that no Independent Director shall be (x) a member of the Company's management or an employee or officer of the Company or any of its Subsidiaries or (y) an officer, stockholder, general partner or employee of GTC, any member of the ZB Group or any of their Affiliates.

               (iii) any committees of the Board are to be created only upon the approval of a majority of the members of the Board;

               (iv) the removal from the Board (with or without cause) of any representative designated hereunder pursuant to (ii)(C) and (ii)(D) above shall be at the written request of GTC and of GTC and the holders of a majority of the Stockholder Shares held by the ZB Group, respectively, but only upon such written request and under no other circumstances; and

               (v) in the event that any representative designated pursuant to
     (ii)(C) and (ii)(D) above for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by GTC and by GTC and the holders of a majority of the Stockholder Shares held by the ZB Group, respectively, as provided hereunder.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof. In addition, the Company shall pay to each GTC Director and each Independent Director an annual fee of $5,000, and $500 for any committee meeting attended on a day other than a day of a Board meeting; which amounts shall be subject to periodic review and increase by the Board. So long as any GTC Director or Independent Director serves on the Board and for five years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to GTC, and the Company's certificate of incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

          (c) The rights of GTC and the ZB Group, respectively, under this paragraph 1 shall terminate at such time as any such Person (together with its Permitted Transferees) holds in the aggregate less than 10% of the Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and other securities convertible into or exchangeable for Common Stock).

          (d) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the election of a person to such directorship shall be accomplished in accordance with the Company's or any Subsidiary's by-laws and applicable law, as appropriate.

          2. Legend. Each certificate evidencing voting capital stock of the Company owned by a party hereto and each certificate issued in exchange for or upon the transfer of any such

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securities (if such shares remain subject hereto after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The securities represented by this certificate are subject to a Voting Agreement dated as of May 15, 1996, among the issuer of such securities (the "Company") and certain of the Company's stockholders. A copy of such Voting Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with the terms hereof.

          3. Transfer. Prior to transferring any Stockholder Shares (other than in a Public Sale or upon the Sale of the Company to any Person), the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

          4. Definitions.

          "Affiliate" means any Person which controls, is controlled by or is under common control with another Person, any partner of any Person which is a partnership and Persons which have received distributions of securities from a partnership holding such securities.

          "Certificate of Incorporation" means the Company's amended and restated certificate of incorporation of the Company as filed with the Delaware Secretary of State on May 15, 1996.

          "Common Stock" means the Company's Common Stock, par value $.01 per share.

          "Family Group" means an Executive's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Executive and/or the Executive's spouse and/or descendants.

          "Permitted Transferees" means (i) in the case of a Stockholder who is a natural person, such person's spouse, descendants (whether natural or adopted) and any trust solely for the benefit of such person and/or such person's spouse and/or descendants, and (ii) in the case of any other Stockholder, any Affiliate of such Stockholder.

          "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

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          "Recapitalization Agreement" means the Recapitalization Agreement of even date herewith among the Company and the Stockholders.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Stockholder Shares" means (i) any Common Stock owned by any Stockholder, whether acquired pursuant to the Recapitalization Agreement or otherwise, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been disposed of in a Public Sale.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          "ZB Group" means Zucker, Boyd, InterTech, and FTG.

          5. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company, GTC and the ZB Group (determined by a vote of the holders of a majority of the Stockholder Shares held by the ZB Group). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          6. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

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          7.  Entire Agreement.  Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral.

          8. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind the Stockholders and the respective successors and assigns of each of them.

          9. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          10. Remedies. The Company and the Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of the Agreement and that the Company and the Stockholders in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          11. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the signature page hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                        Polymer Group, Inc.
                        4838 Jenkins Avenue
                        North Charleston, South Carolina  29406
                        Attention:  President

          12. Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of New York.

          13. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                           *     *     *     *     *

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          IN WITNESS WHEREOF, the parties hereto have executed this Stockholder
Agreement on the day and year first above written.


                                        POLYMER GROUP, INC.

                                        By:  /s/ Jerry Zucker
                                             ---------------------------
                                        Its: Chairman, President & CEO
                                             ---------------------------


Address:                                THE INTERTECH GROUP, INC.
 4838 Jenkins Avenue
 North Charleston, SC 29406             By:  /s/ Jerry Zucker
                                             ---------------------------
                                        Its: Chairman, President & CEO
                                             ---------------------------

Address:                                By:  /s/ Bruce V. Rauner
 6100 Sears Tower                            ---------------------------
 Chicago, IL 60606-6402                 Its: General Partner
                                             ---------------------------

Address:                                /s/ Jerry Zucker
 c/o The InterTech Group, Inc.          --------------------------------
 4838 Jenkins Avenue                    Jerry Zucker
 North Charleston, SC 29406

                                        /s/ James G. Boyd
Address:                                --------------------------------
 c/o The InterTech Group, Inc.          James G. Boyd
 4838 Jenkins Avenue
 North Charleston, SC 29406

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Address:                            FTG, INC.
 4838 Jenkins Avenue
 North Charleston, SC 29406         By:  /s/  Jerry Zucker
                                         ----------------------------------
                                    Its: Chairman, President & CEO
                                         ----------------------------------

Address:                            CHASE MANHATTAN INVESTMENT
 c/o Chase Capital Partners         HOLDINGS, INC.
 380 Madison Avenue, 12th Floor
 New York, NY  10017                By: /s/ Donna L. Carter
 Attention: Robert Ruggiero             -----------------------------------

                                    Its: Senior Vice President & Treasurer
                                         ----------------------------------

                                    LEEWAY & CO.

                                    By:  State Street Bank & Trust Company,
Address:                                 Partner
 c/o State Street Bank and
   Trust Company                    By:  /s/ John Muir
 Master Trust Division-Q4W               ----------------------------------
 P.O. Box 1992
 Boston, MA 02101                   Its: Assistant Vice President
                                          ---------------------------------

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